Fourth Quarter 2006 Investor Presentation January 29, 2007 Exhibit 99.1 **** **** **** **** **** **** **** **** **** **** **** **** **** **** **** ****

Forward-looking Statements and Associated Risk Factors
Safe Harbor Provisions of the Private Litigation Reform Act of 1995
This presentation, like other written and oral communications presented by New York Community Bancorp, Inc. and its authorized officers, may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. New York Community Bancorp, Inc.
intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995,
and is including this statement for purposes of said safe harbor provisions.
Forward-looking statements, which are based on certain assumptions, may be identified by their reference to future periods and include, without limitation, those statements relating to the anticipated effects of the proposed transaction between New York Community Bancorp, Inc. and PennFed Financial Services, Inc. ( the ”Companies”).  The following factors, among others, could cause the actual results of the transaction and the expected benefits of the transaction to the combined company and to the Companies’ shareholders, to differ materially from the expectations stated in this presentation:  the ability of the Companies to consummate the transaction; a materially adverse change in the financial condition or results of operations of either company; the ability of New York Community Bancorp, Inc. to successfully integrate the assets, liabilities, customers, systems, and any management personnel it may acquire into its operations pursuant to the transaction; and the ability to realize the related revenue synergies and cost savings within the expected time frames.
In addition, factors that could cause the actual results of the transaction to differ materially from current expectations include, but are not limited to, general economic conditions and trends, either nationally or locally in some or all of the areas in which the Companies and their customers conduct their respective businesses; conditions in the securities markets or the banking industry; changes in interest rates, which may affect the Companies’ net income, the level of prepayment penalties and other future cash flows, or the market value of their assets; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services in the Companies’ local markets; changes in the financial or operating performance of the Companies’ customers’ businesses; changes in real estate values, which could impact the quality of the assets securing the Companies’ loans; changes in the quality or composition of the Companies’ loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; changes in the customer base of either company; potential exposure to unknown or contingent liabilities of companies targeted by New York Community Bancorp, Inc. for acquisition; the
Companies’ timely development of new lines of business and competitive products or services within existing lines of business in a changing environment, and the acceptance of such products or services by the Companies’ customers; any interruption or breach of security resulting in failures or disruptions in customer account management, general ledger, deposit, loan, or other systems; the outcome of pending or threatened litigation or of other matters before regulatory agencies, or of matters resulting from regulatory exams, whether currently existing or commencing in the future; environmental conditions that exist or may exist on properties owned by, leased by, or mortgaged to the Companies; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; changes in banking, securities, tax, environmental, and insurance law, regulations, and policies, and the ability to comply with such changes in a timely manner; changes in accounting principles, policies, practices, or guidelines; changes in legislation and regulation; operational issues stemming from and/or capital spending necessitated by the potential need to adapt to industry changes in information technology systems, on which the Companies are highly dependent; changes in the monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal
Reserve Board; war or terrorist activities; and other economic, competitive, governmental, regulatory, and geopolitical factors affecting the Companies’ operations, pricing, and services. Additionally, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Companies’ control.
Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company disclaims any obligation to update any forward-looking statements.

Other Required Legal Disclosures
This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities.  New York Community Bancorp, Inc. has filed a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) which has not yet become effective. The registration statement contains a proxy statement/prospectus, and other relevant information concerning the proposed transaction. WE URGE INVESTORS TO READ THE
REGISTRATION STATEMENT CONTAINING THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS TO BE
FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.
Investors will be able to obtain these documents free of charge at the SEC’s web site (www.sec.gov).  In addition, documents filed with the SEC by
New York Community Bancorp, Inc. will be available free of charge from the Investor Relations Department, New York Community Bancorp, Inc., 615
Merrick Avenue, Westbury, New York 11590.

With assets of $28.5 billion at 12/31/06:
-
We operate the 5th largest thrift in the nation and the largest in New York
State.
(a)
With a portfolio of $14.5 billion:
-
We are the leading producer of multi-family loans for portfolio in New York
City.
(a)
With deposits of $12.6 billion:
-
We operate the 10th largest thrift depository in the nation and the 3rd largest in New York State.
(a)
-
We operate the 16th largest commercial bank in our market.
(a)
With the acquisition of PennFed on or about March 31, 2007:
-
We expect to operate the 2nd largest thrift depository in Essex County, NJ and the 3rd largest in our New Jersey market.
(a)(b)
We are a leading financial institution in the competitive New York metropolitan region.
(a) SNL DataSource
(b) Pending approval of PFSB’s shareholders and the customary regulatory agencies.

New York Community Bancorp, Inc.
Member FDIC
New York Community Bank
Member FDIC
New York Commercial Bank
Queens County Savings Bank
Roslyn Savings Bank
Richmond County Savings Bank
First Savings Bank of New Jersey
CFS Bank Complete Financial Services
Roosevelt Savings Bank
Ironbound Bank
PennFed Financial Services, Inc.
Atlantic Bank

We are structured as a multi-bank holding company with two
bank subsidiaries operating nine divisional banks.
Community
Bank
Divisions
Commercial
Bank
Division
(a)
(a) Pending approval of PFSB’s shareholders and the customary regulatory agencies.

With the acquisition of PFSB, we will extend our geographic
footprint in New Jersey.
(a)
New York Community Bank
New York Commercial Bank
PennFed
Queens
Nassau
Suffolk
Brooklyn
Manhattan
Staten Island
Bronx
Westchester
Essex
Union
Monmouth
Ocean
Hudson
Middlesex
(a) Pending approval of PFSB’s shareholders and the customary regulatory agencies.

With PFSB, we will have 190 branches serving consumers and
businesses throughout Metro New York.
6 5 1 -- Manhattan
36 3 10 23 Nassau
15
(b)
-- -- 15 Essex, New Jersey
Commercial
Bank Branches
Community
Bank Branches
17
(b)
-- 2 15 Other New Jersey
11 3 4 4 Brooklyn
190 29 48 110 Total
10 4 5 1 Bronx and Westchester
23
(a)
-- 5 17 Staten Island
33
(a)
9 14 9 Suffolk
39
(a)
5 7 26 Queens
Total Traditional In-store Traditional Market Served
(a) Includes a customer convenience center.
(b) Pending approval of PFSB’s shareholders and the customary regulatory agencies.  NYB currently has 2 branches in Essex County, 2 branches in Union
County, and 4 branches in Hudson County, NJ.

We compete very effectively against New York’s money center
banks.
100.00 $49,220,400 475 Total for Institutions in Market
2.25 1,109,590 3 Signature Bank 10
4.07 2,001,685 22 HSBC Holdings plc 9
4.69 2,306,740 20 Commerce Bancorp Inc. 8
5.18 2,551,880 51 Bank of America Corp. 7
7.30 3,592,143 35 Washington Mutual Inc. 6
10.04 4,942,587 29 Astoria Financial Corp. 5
11.20 5,512,324 38 New York Community 4
12.64 6,220,195 55 Citigroup Inc. 3
13.16 6,479,473 59 Capital One Financial Corp. 2
16.56% $  8,148,830 85 JPMorgan Chase & Co. 1
Market
Share Deposits Branches Institution Rank
NASSAU, NY
100.00 $37,950,155 405 Total for Institutions in Market
2.32 881,257 7 Flushing Financial Corp. 10
2.56 970,644 12 Sovereign Bancorp Inc. 9
2.81 1,064,945 26 Washington Mutual Inc. 8
3.89 1,476,714 10 Ridgewood Savings Bank 7
7.08 2,685,273 22 HSBC Holdings plc 6
7.59 2,882,128 40 New York Community 5
8.32 3,157,905 17 Astoria Financial Corp. 4
12.45 4,722,978 51 Capital One Financial Corp. 3
13.53 5,135,605 29 Citigroup Inc. 2
18.97% $  7,199,592 65 JPMorgan Chase & Co. 1
Market
Share Deposits Branches Institution Rank
QUEENS, NY
(dollars in thousands)
Source:  SNL DataSource
(a)  Pro forma for the pending acquisition of PennFed.
100.00 $8,496,029 100 Total for Institutions in Market
1.71 145,351 4 Capital One Financial Corp. 10
2.41 204,733 5 VSB Bancorp Inc. 9
3.02 256,278 2 HSBC Holdings plc 8
4.00 339,897 5 Commerce Bancorp Inc. 7
7.11 603,776 5 Washington Mutual Inc. 6
8.91 757,151 11 NSB Holding Corp. 5
11.87 1,008,144 6 Citigroup Inc. 4
12.21 1,037,444 8 JPMorgan Chase & Co. 3
17.99 1,528,359 23 New York Community 2
29.33% $2,491,607 23 Sovereign Bancorp Inc. 1
Market
Share Deposits Branches Institution Rank
STATEN ISLAND, NY
100 33,793,788 422 Total for Institutions in Market
2.66 900,089 9 Commerce Bancorp Inc. 10
3.50 1,183,588 27 Suffolk Bancorp 9
4.48 1,512,730 33 Bank of America Corp. 8
4.59 1,550,614 33 New York Community 7
4.93 1,666,075 22 HSBC Holdings plc 6
7.24 2,445,807 28 Citigroup Inc. 5
7.82 2,642,889 36 Washington Mutual Inc. 4
9.08 3,069,546 25 Astoria Financial Corp. 3
19.16 6,473,902 80 JPMorgan Chase & Co. 2
26.03 8,795,547 63 Capital One Financial Corp. 1
Market
Share Deposits Branches Institution Rank
SUFFOLK, NY
100.00 $15,835,652 275 Total for Institutions in Market
4.47 708,081 8 Investors Bancorp Inc. 10
4.48 709,304 9 Commerce Bancorp Inc. 9
6.11 966,905 10 Hudson City Bancorp Inc. 8
6.11 967,395 15 New York Community 7
6.54 1,035,703 18 JPMorgan Chase & Co. 6
7.54 1,194,135 33 Bank of America Corp. 5
8.14 1,289,226 26 Valley National Bancorp 4
8.67 1,372,355 24 PNC Financial Services 3
10.53 1,667,929 22 Sovereign Bancorp Inc. 2
17.41% $ 2,756,217 32 Wachovia Corp. 1
Market
Share Deposits Branches Institution Rank
ESSEX, NJ
(a)

9 4th Quarter 2006 Highlights *************** *************** *************** *************** * * * * * * *

While the yield curve inverted over the course of 2006, our net interest margin remained stable.
3.56
4.07
4.14
2.29%
$5,305
5.62
5.85%
2Q 2006
3.45
3.72
4.13
2.28%
$10,149
5.56
5.81%
1Q 2006
64.4% $8,746 $5,320 Prepayment penalties
4 bp 4.22 4.18 Average cost of borrowed funds
9 bp 3.83 3.74 Average cost of funds
23 bp 4.57 4.34 Average cost of CDs
3 bp 2.27% 2.24% Net interest margin
12 bp 5.86 5.74 Average yield on assets
14 bp 6.08% 5.94% Average yield on loans
4Q 2006
Linked-quarter
Increase 4Q 2006 3Q 2006
(dollars in thousands)

Our longstanding record of asset quality was extended in
4Q 2006.
(a) SNL DataSource
0.40%
0.26%
0.08%
12/31/06
U.S.  Banks & Thrifts
(a)
NY State Banks & Thrifts
(a)
NYB
NPAs / Total Assets
0.43%
0.39%
0.11%
12/31/06
NPLs / Total Loans
0.15% 0.15%
0.00%
2006
NCOs / Avg. Loans

Efficiency Ratio
We consistently rank among the most efficient bank holding
companies in the nation.
(a) SNL DataSource
(b) Operating efficiency ratio.  Please see page 29 for a reconciliation of our GAAP and operating efficiency ratios.
61.31%
58.23%
37.59%
2006
U.S.  Banks & Thrifts
(a)
NY State Banks & Thrifts
(a)
NYB
(b)
61.01%
56.99%
39.12%
4Q 2006

Both of our bank subsidiaries are well capitalized institutions:
The strength of our tangible capital has facilitated the payment of a strong quarterly cash dividend.
12/31/06
10.01% 7.10% Leverage capital ratio
Commercial Bank Community Bank
Our tangible capital measures grew on a linked-quarter basis and year-over-year:
5.41
5.19%
$1.3
12/31/05
5.66 5.63
Tangible equity/tangible assets
excluding after-tax mark-to-market
adjustment on securities
(a)
5.47% 5.43% Tangible equity/tangible assets
(a)
$1.4 $1.4 Tangible stockholders’ equity
(a)
12/31/06 9/30/06
(dollars in billions)
Our quarterly cash dividend has increased 90-fold since we initiated payments in 3Q 1994 and currently provides a yield in excess of 6%.
(a) Please see page 30 for a reconciliation of our GAAP and non-GAAP capital measures.

14 Our Business Model ********************* ********************* ********************* ********************* * * * * * * *

The foundation for our success is a consistent business model that has focused on building value while, at the same time, building the Company.
(a) Please see page 29 for a reconciliation of our GAAP and operating efficiency ratios.
(b) Pending approval of PFSB’s shareholders and the customary regulatory agencies.
The origination of multi-family loans:
-
$18.4 billion of multi-family loans originated in the current decade, including $2.8 billion in 2006
The maintenance of strong credit standards, resulting in a consistent record of solid asset quality:
-
Charge-offs of $420,000 in 2006 – all on acquired assets
-
No net charge-offs for 40 consecutive quarters (4Q 1994 - 3Q 2004)
The efficient operation of our Company and our branch network:
-
Operating efficiency ratio of 37.59% in 2006
(a)
The growth of our business through accretive merger transactions:
-
November 2000: Haven Bancorp, Inc. (HAVN)
-
July 2001: Richmond County Financial Corp. (RCBK)
-
October 2003: Roslyn Bancorp, Inc. (RSLN)
-
December 2005: Long Island Financial Corp. (LICB)
-
April 2006: Atlantic Bank of New York (ABNY)
-
March 2007: PennFed Financial Services, Inc. (PFSB)
(b)

Our multi-family lending niche is profitable, efficient, and resilient.
Niche:  Primarily rent-controlled and -stabilized buildings in NYC
Borrowers: Long-term property owners with a history of building cash flows, often on buildings that have been in their families for multiple generations
Term:   Years 1 – 5:   Fixed at 150 bp above the 5-year CMT
Years 6 – 10: Monthly adjustable rate 250 bp above prime, or fixed rate 275 bp above the 5-year CMT plus 1 point
Prepayment Range from 5 points to 1 point in years 1 through 5; recorded penalties: as interest income
Efficiency: Less costly to originate and service than 1-to-4 family loans
Quality: No losses in our niche for more than 25 years

% of total loans:  73.9%
Average principal balance:  $3.6 million
Average loan-to-value ratio:  64.0%
Expected weighted average life:  3.8 years
2006 originations:  $2.8 billion
% of total loans originated in 2006:  56.4%
At 12/31/06
$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$14,529
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06
Multi-family Loan Portfolio
(a)
(in millions)
Multi-family loans have grown at a CAGR of 40.4% since 12/31/99.
(a) Amounts exclude net deferred loan origination fees and costs.

The quality of our assets reflects our strong credit and
underwriting standards.
Conservative loan-to-value (“LTV”) ratios
Minimum debt coverage ratio:  120%
All loans approved by the Mortgage and Real Estate Committee or the
Credit Committee (a majority of the Board of Directors)
Director and executive officer inspect all properties over $3 million
Board of Directors approves all loans over $10 million
All properties appraised by independent appraisers
All independent appraisals reviewed by in-house appraisal officers
Multi-family and commercial real estate loans based on the lower of economic or market value
Construction loans disbursed upon receipt of signed contract of sale

Our efficiency has been driven by our approach to lending,
product development, and branch expansion.
Multi-family and commercial real estate lending are both broker-driven, without cost to the Company.
One-to-four family loans are originated on a pass-through basis and sold shortly after closing, servicing-released, generating income for the Company.
Products and services are frequently developed by third-party providers and the sale of these products generates additional revenues.
46 of our branches are located in-store.
Franchise expansion has largely stemmed from mergers and acquisitions.

Acquisitions have strengthened and enhanced the quality of
our balance sheet.
5.66%
5.47%
1.4
12.6
6.7
28.5
19.7
$14.5
166
w/ ABNY
12/31/06
5.19% 3.97% 3.65% 4.12% 7.19% Tangible equity / tangible assets
(a)
1.3 0.9 0.3 0.2 0.1 Tangible stockholders’ equity
(a)
30.6 26.3 23.4 9.2 4.7 1.9 Total assets
5.41% 4.13% 3.60% 4.11% 7.19%
Tangible equity / tangible assets
excluding after-tax mark-to-
market adjustment on securities
(a)
14.1 12.1 10.3 5.5 3.3 1.0 Total deposits
7.3 6.9 6.0 3.0 1.4 0.4 Core deposits
21.4 17.0 10.5 5.4 3.6 1.6 Total loans
$14.6 $12.9 $  7.4 $3.3 $1.9 $1.3 Multi-family loans
190 152 139 120 86 14 Number of branches
Pro Forma
w/ PFSB
(b)(c)
w/ LICB
12/31/05
w/ RSLN
12/31/03
w/ RCBK
12/31/01
w/ HAVN
12/31/00 12/31/99
(dollars in billions)
(a) Please see page 30 for a reconciliation of our GAAP and non-GAAP capital measures.
(b) Pending approval of PFSB’s shareholders and the customary regulatory agencies.
(c) Pro formas reflect NYB data at 12/31/06 and PFSB data at 9/30/06, and do not reflect the expected post-merger balance sheet repositioning.

In addition, our acquisitions have contributed to the
achievement of several key goals.
Provides opportunities for profitable post-merger
balance sheet repositioning
ABNY
Provides cost-effective deposits to fund loan growth
Extends our geographic footprint within the Metro
New York region
Strengthens our deposit market share in existing
markets
Immediately accretive to GAAP and cash earnings
PFSB
(a)
LICB RSLN RCBK HAVN
(a) Pending approval of PFSB’s shareholders and the customary regulatory agencies.

(dollars in millions)
$1,611
$3,636
$5,405
$5,489
$10,499
$10,919
$13,396
$17,029
$19,653
$197
$526
$2,578
$4,652
$9,500
$12,119
$7,081
$5,637
$4,926
45.7% 41.2%
% of Total Assets:
3/31/04 12/31/04 12/31/05
29.5% 55.7% 21.4% 64.8% 17.3% 69.0%
12/31/06
Cash flows from the sale of acquired assets have been converted into securities and then into loans.
12/31/00 12/31/01 12/31/02 12/31/03 12/31/99
Loans
Securities
10.4% 84.3% 11.2% 77.2% 28.0% 58.7% 41.1% 48.5% 40.5% 44.8%
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
w/ LICB

$658
$1,874
$2,408
$1,949
$4,362
$3,752
$5,247
$5,945
$6,852
$378
$1,212
$2,588
$2,842
$5,247
$5,911
$6,012
$5,551
$6,071
$720
$739
$846
$1,123
$1,198
$465
$455
$171
$40
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 Pro Forma
$3,257 $5,450 $5,256 $1,076 Total Deposits: $10,329 $10,402 $12,105 $12,619
Total deposits:  44.5% CAGR
Core deposits:  50.4% CAGR
Demand deposits:  62.5% CAGR
CDs
NOW, MMAs, and Savings
Demand deposits
(in millions)
Deposits
Additional funding has stemmed from acquired deposits.
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
w/ LICB
$14,121
w/ PFSB (a)(b)
(a) Pending approval of PFSB’s shareholders and the customary regulatory agencies.
(b) Pro formas reflect NYB data at 12/31/06 and PFSB data at 9/30/06.

$1,348
$1,946
$3,255
$4,494
$7,368
$9,839
$12,854
$14,529 $14,554
$1,690
$2,150
$995
$3,131
$3,557
$4,175
$5,124
$6,817
$263
12/31/99 12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 Pro Forma
(in millions)
Multi-family Loans Outstanding
All Other Loans Outstanding
(a) Amounts exclude net deferred loan origination fees and costs.
(b) Pending approval of PFSB’s shareholders and the customary regulatory agencies.
(c) Pro formas reflect NYB data at 12/31/06 and PFSB data at 9/30/06, and do not reflect the expected post-merger balance sheet repositioning.
$5,405 $5,489 $10,499
Loans Outstanding
(a)
Multi-family loans:  40.5% CAGR
Total loans:  44.7% CAGR
$13,396 $17,029 $3,636 $1,611 $19,653
While acquisitions have contributed to the growth of our loan portfolio, the bulk of our growth has been organic.
w/ HAVN
w/ RCBK
w/ RSLN
w/ ABNY
w/ LICB
Total Loans:
$21,371
w/ PFSB (b)(c)
$1,150 $2,560 $4,330 $6,041 $6,332 $616 $677 $4,971 Total Originations:

Our acquisitions of LICB and ABNY provided us with an
established commercial bank platform.
Diversified our depositor/borrower base
Enhanced our interest rate risk profile by replacing higher-cost funding with lower-cost core and non-interest-bearing deposits
Provided opportunities to cross-sell commercial bank products in savings bank branches
Added commercial lending expertise to our management team
Enhanced our asset mix with C&I loans to small and mid-size
businesses
78%
(b)
82%
(a)
- Core deposits/total deposits
28%
(b)
23%
(a)
- Non-interest-bearing/total deposits
ABNY LICB
(a) Percentage as of 12/31/05
(b) Percentage as of 4/28/06

4Q 2006:
-
New York Commercial Bank’s data processing systems were upgraded.
-
ABNY’s data processing systems were integrated with New York Commercial Bank’s.
1Q 2007:
-
We have started to introduce certain Commercial Bank products in our Community Bank branches, and vice versa.
-
Sales & service training initiated for all branch personnel.
-
Roll-out of sales and performance-based incentive programs throughout our branch network.
2Q 2007:
-
PennFed’s data processing systems to be integrated with NYB’s.
(a)
-
Commencement of sales & service training for PennFed branch personnel.
(a)
We are in the process of rolling out our sales & service initiative to enhance our revenues.
(a) Pending approval of PFSB’s shareholders and the customary regulatory agencies.

We are committed to building value in 2007.
Our Goals
Enhance our asset mix by originating C&I loans to small and mid-size businesses in our market, while growing our multi-family, construction, and commercial real estate loan portfolios
Maintain the quality of our assets by adhering to our traditional credit standards
Utilize the cash flows from the sale of securities and 1 - 4 family loans to originate higher-
yielding loans and/or reduce our higher-cost funding sources
Expand and diversify our deposit mix
Improve our net interest margin
Increase our revenues through the cross-sale of products and services
Maintain a strong level of efficiency
Grow our operating earnings
Demonstrate our capacity to execute accretive merger transactions while enhancing the value of our franchise
Maintain a high level of customer service
Maintain the strength of our tangible capital measures
Maintain our dividend

Log onto our web site:  www.myNYCB.com
E-mail requests to:  ir@myNYCB.com
Call Investor Relations at:  (516) 683-4420
Write to: New York Community Bancorp, Inc.
615 Merrick Avenue
Westbury, NY  11590
1/29/2007
For More Information

Reconciliation of GAAP and Non-GAAP Measures
The following tables present reconciliations of the Company’s GAAP and operating efficiency ratios for the three and twelve months ended December
31, 2006.  For the three months ended September 30, 2006, the Company’s efficiency ratio was the same on a GAAP and operating basis.
6,071 -- rate swaps
(3,072) -- Retirement charge
For the Year Ended
December 31, 2006
1,859 -- Loss on debt redemption
37.59%
$247,546
(5,744)
$256,362
$658,486
$650,556
Operating
39.41%
$256,362
--
$256,362
$650,556
$650,556
GAAP
Adjustments:
Adjustments:
Efficiency ratio
Adjusted operating expenses
Merger-related charge
Operating expenses
non-interest income
Adjusted total net interest income and
Loss on mark-to-market of interest
Total net interest income and
non-interest income
(dollars in thousands)
For the Three Months Ended
September 30, 2006 December 31, 2006
39.12%
$66,683
(3,072)
(5,744)
$73,499
$165,352
1,859
$163,493
Operating
44.96%
$73,499
--
--
$73,499
$163,493
--
$163,493
GAAP
-- -- Retirement charge
-- -- Loss on debt redemption
40.68%
$66,428
--
$66,428
$163,314
$163,314
Operating
40.68%
$66,428
--
$66,428
$163,314
$163,314
GAAP
Adjustments:
Adjustments:
Efficiency ratio
Adjusted operating expenses
Merger-related charge
Operating expenses
non-interest income
Adjusted total net interest income and
Total net interest income and
non-interest income
(dollars in thousands)

Reconciliation of GAAP and Non-GAAP Capital Measures
The following table presents a reconciliation of the Company’s stockholders’ equity, tangible stockholders’ equity, and adjusted tangible stockholders’ equity; total assets, tangible assets, and adjusted tangible assets; and the related capital measures at December 31, 1999, 2000, 2001,
2002, 2003, 2004, 2005, and 2006:
December 31,
1999 2000 2001 2002 2003 2004 2005 2006 (dollars in thousands)
-- -- (57,500) (51,500) (98,993) (87,553) (86,533) (106,381) Core deposit intangibles
7.19% 4.11% 3.60% 5.78% 4.13% 5.39% 5.41% 5.66%
Adjusted tangible stockholders’ equity to adjusted
tangible assets
$1,906,835 $4,591,895 $8,526,767 $10,602,222 $21,458,631 $22,039,532 $24,272,340 $26,280,006 Adjusted tangible assets
-- (820) (3,715) (34,852) 34,640 40,697 55,857 52,125
Add back:  Net unrealized losses (gains)
on securities
$1,906,835 $4,592,715 $8,530,482 $10,637,074 $21,423,991 $21,998,835 $24,216,483 $26,227,881 Tangible assets
$137,141 $188,520 $307,266 $612,642 $885,951 $1,188,120 $1,313,512 $1,487,473 Adjusted tangible stockholders’ equity
-- (820) (3,715) (34,852) 34,640 40,697 55,857 52,125
Add back:  Net unrealized losses (gains)
on securities
$137,141 $189,340 $310,981 $647,494 $851,311 $1,147,423 $1,257,655 $1,435,348 Tangible stockholders’ equity
7.19% 4.12% 3.65% 6.09% 3.97% 5.22% 5.19% 5.47% Tangible stockholders’ equity to tangible assets
7.19% 6.53% 10.68% 11.70% 12.24% 13.26% 12.65% 12.95% Stockholders’ equity to total assets
$1,906,835 $4,592,715 $8,530,482 $10,637,074 $21,423,991 $21,998,835 $24,216,483 $26,227,881 Tangible assets
-- (118,070) (614,653) (624,518) (1,918,353) (1,951,438) (1,980,689) (2,148,108) Less: Goodwill
$1,906,835 $4,710,785 $9,202,635 $11,313,092 $23,441,337 $24,037,826 $26,283,705 $28,482,370 Total assets
$137,141 $  189,340 $  310,981 $   647,494 $     851,311 $  1,147,423 $  1,257,655 $  1,435,348 Tangible stockholders’ equity
-- -- (57,500) (51,500) (98,993) (87,553) (86,533) (106,381) Core deposit intangibles
-- (118,070) (614,653) (624,518) (1,918,353) (1,951,438) (1,980,689) (2,148,108) Less: Goodwill
$137,141 $  307,410 $  983,134 $1,323,512 $  2,868,657 $  3,186,414 $  3,324,877 $  3,689,837 Total stockholders’ equity